LEADER FUNDS TRUST

Leader High Quality Low Duration Bond Fund

Institutional Shares: LFIFX

Investor Shares: LFVFX

Supplement dated February 2, 2021

To the Fund’s Prospectus and Statement of Additional Information

dated October 1, 2020

At a meeting held on January 29, 2021, the Board of Trustees approved an Agreement and Plan of Reorganization for the merger of the Leader High Quality Low Duration Bond Fund (the “High Quality Fund”) into the Leader Total Return Fund (the “Total Return Fund”).

Under the Agreement and Plan of Reorganization, the High Quality Fund will transfer all its assets and liabilities to the Total Return Fund in exchange for shares of the Total Return Fund in an amount equal in value to the net asset value of the High Quality Fund’s shares as of the merger date. The merger is expected to be a tax-free event. In early March 2021, shareholders will receive additional information about the proposed merger.

You should read this Supplement in conjunction with the Funds’ Prospectus and Statement of Additional Information dated October 1, 2020, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund at (800) 711-9164.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE